UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2007

FLEXTRONICS INTERNATIONAL LTD.
(Exact Name of Registrant as Specified in Its Charter)

Singapore (State or other jurisdiction of incorporation)	0-23354 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

One Marina Boulevard, # 28-00, Singapore (Address of principal executive offices)		018989 (Zip Code)
Registrant’s telephone number, including area code: (65) 6890-7188
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     On June 4, 2007, Flextronics International Ltd. (“Flextronics”) (NASDAQ: FLEX) and Saturn Merger Corp., a wholly-owned subsidiary of Flextronics, entered into an Agreement and Plan of Merger (“Merger Agreement”) with Solectron Corporation (“Solectron”) (NYSE: SLR), pursuant to which Flextronics will acquire Solectron (the “Merger”), in accordance with and subject to the terms and conditions set forth in the Merger Agreement.
     Under the Merger Agreement, at the effective time of the Merger, each share of common stock of Solectron will be converted into the right to receive, at the election of each of the individual holders of Solectron shares, either, but not a combination of (i) 0.3450 of a share of Flextronics stock, or (ii) a cash payment of $3.89 per share, subject to the limitation that not more than 70% in the aggregate and not less than 50% in the aggregate of Solectron shares will be converted into shares of Flextronics.
     As a result, if holders of more than 70% of Solectron’s outstanding shares elect to receive Flextronics stock, the shares of those holders to be converted into Flextronics stock will be proportionately reduced so that not more than 70% of Solectron’s outstanding shares in the aggregate are converted into shares of Flextronics stock, with those holders’ remaining shares converted into $3.89 in cash per share. In this case, Solectron shareholders electing cash consideration will receive cash consideration for all their shares.
     Alternatively, if holders of more than 50% of Solectron’s outstanding shares elect to receive cash, the shares of those holders to be converted into cash will be proportionately reduced so that not more than 50% of Solectron’s outstanding shares in the aggregate are converted into cash, with those holders’ remaining shares converted into 0.3450 shares of Flextronics for each such remaining share. In this case, Solectron shareholders electing stock consideration will receive stock consideration for all their shares.
     In no case (other than by virtue of fractional shares) will shareholders who elect to receive the stock consideration receive less than 70% of their total consideration in Flextronics stock. Alternatively, in no case will shareholders who elect to receive cash consideration receive less than 50% of their total consideration in cash.
     The Merger Agreement provides that Solectron will have the right to nominate two individuals approved by Flextronics to the board of directors of the combined company. Solectron and Flextronics have each made customary representations, warranties and covenants in the Merger Agreement. Completion of the Merger is subject to customary conditions, including the approval of the shareholders of Solectron and Flextronics and the receipt of applicable regulatory approvals and clearances.
     While Flextronics continues to evaluate alternative long-term financing arrangements, Citigroup Global Markets Inc. has committed to provide Flextronics with a $2.5 billion seven-year senior unsecured term loan to find the cash requirements for this transaction (including the refinancing of Solectron’s debt, if required).
     The Merger Agreement contains certain termination rights for both Flextronics and Solectron, and further provides for payment of a termination fee of $100 million by either Solectron or Flextronics upon termination of the Merger Agreement under specified circumstances.
     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto, and which is incorporated herein by reference.

Cautionary Statement
     A copy of the Merger Agreement has been attached as an exhibit to this Report on Form 8-K to provide investors with information regarding its terms. Except for its status as a legal document governing the contractual rights among Flextronics, Saturn Merger Corp. and Solectron in relation to the Merger and the other transactions described in this Item 1.01, the Merger Agreement is not intended to be a source of factual, business or operational information about Flextronics, Solectron or their respective businesses.
     The representations and warranties contained in the Merger Agreement are not necessarily accurate or complete as made and may be subject to exceptions set forth in the disclosure schedules provided in accordance with the Merger Agreement. Such representations, warranties and covenants have been negotiated by Flextronics and Solectron for the purpose of allocating contractual risk between the parties, including in subject areas where the parties do not have complete knowledge of all the facts, and not for the purpose of establishing matters as facts. The representations and warranties may also be subject to a contractual standard of materiality different from those generally applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and any shareholder of Flextronics or Solectron or any potential investor should not rely on the representations, warranties and covenants therein or any descriptions thereof as characterizations of the actual state of facts or condition of the parties or any of their affiliates.
Item 8.01 Other Events
     On June 4, 2007, Flextronics issued a press release announcing that it had entered into the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits
          (c) Exhibits
                    The following exhibits are filed with this Report on Form 8-K:
Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated June 4, 2007, between Flextronics International Ltd., Saturn Merger Corp. and Solectron Corporation *

99.1	Press release, dated June 4, 2007

* Schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.
Safe Harbor Statement
     This Current Report on Form 8-K (including information included or incorporated by reference herein) contains forward-looking statements within the meaning of federal securities laws relating to both Flextronics and Solectron. These forward-looking statements include statements related to the expected timing for closing of the acquisition of Solectron by Flextronics, the expected synergies and benefits to the combined company and its customers from the acquisition, the impact of the acquisition on

Flextronics’s earnings per share, the ability of Flextronics to successfully integrate the businesses of the combined company, projected revenue and earnings and related growth and other statements regarding the anticipated future performance of the combined company and the industry in which it operates. These forward-looking statements are based on current assumptions and expectations and involve risks and uncertainties that could cause actual results to differ materially from those anticipated by the forward-looking statements. These risks include the possibility that the acquisition may not be completed as planned or at all, difficulties or delays in obtaining regulatory or shareholder approvals for the proposed transaction, the possibility that the revenues, cost savings, growth prospects and any other synergies expected from the proposed transaction may not be fully realized or may take longer to realize than expected, that growth in the EMS business may not occur as expected or at all, the dependence of the combined company on industries that continually produce technologically advanced products with short life cycles, the ability of the combined company to respond to changes and fluctuations in demand for customers’ products and the short-term nature of customers’ commitments, and the other risks affecting Flextronics, Solectron and the combined company as described in the section entitled “Risk Factors” in the joint proxy statement/prospectus to be provided to Flextronics’s and Solectron’s shareholders as well as those described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in their quarterly and annual reports and other filings made by Flextronics and by Solectron with the U.S. Securities and Exchange Commission. The forward-looking statements in this Current Report on Form 8-K (including information included or incorporated by reference herein) are based on current expectations and neither Flextronics nor Solectron assumes any obligation to update these forward-looking statements, except as required by law. Investors are cautioned not to place undue reliance on these forward-looking statements.
Additional Information and Where to Find it:
     In connection with the Merger, Flextronics intends to file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will contain a Joint Proxy Statement/Prospectus. Investors and security holders are urged to read the Registration Statement and the Joint Proxy Statement/Prospectus carefully when they become available because they will contain important information about Flextronics, Solectron and the proposed merger. The Joint Proxy Statement/Prospectus and other relevant materials (when they become available), and any other documents filed with the SEC, may be obtained free of charge at the SEC’s web site www.sec.gov. In addition, investors and security holders may obtain a free copy of other documents filed by Flextronics or Solectron by directing a written request, as appropriate, to Solectron at 847 Gibraltar Drive, Milpitas, CA 95035, Attention: Investor Relations, or to Flextronics’s U.S. offices at 2090 Fortune Drive, San Jose, CA 95131, Attention: Investor Relations. Investors and security holders are urged to read the Joint Proxy Statement/Prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed merger.
     This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
Participants in the Solicitation:
     Flextronics, Solectron and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the interests of these directors and executive officers in the proposed transaction will be included in the Joint Proxy Statement/Prospectus referred to above. Additional information regarding the directors and executive officers of Flextronics is also included in Flextronics’s proxy statement (Form DEF 14A) for the 2006 annual general meeting of Flextronics shareholders, which was filed with the SEC on July 31, 2006. This document is available free of charge at the SEC’s website (www.sec.gov) and by contacting Flextronics Investor Relations at Flextronicsinvestorrelations@flextronics.com. Additional information regarding the directors and executive officers of Solectron is also included in Solectron’s proxy statement (Form DEF 14A) for the 2007 annual stockholders meeting of Solectron, which was filed with the SEC on December 4, 2006. This document is available free of charge at the SEC’s website (www.sec.gov) and by contacting Solectron at 847 Gibraltar Drive, Milpitas, CA 95035, Attention: Investor Relations.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEXTRONICS INTERNATIONAL LTD.

Date: June 4, 2007	By:	/s/ Thomas J. Smach

		Name:	Thomas J. Smach
		Title:	Chief Financial Officer

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated June 4, 2007, between Flextronics International Ltd., Saturn Merger Corp. and Solectron Corporation *

99.1	Press release, dated June 4, 2007

*  Schedules to the Agreement and Plan of Merger have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.